Long-term debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-term debt
Long-term debt

As of December 31, 2015 and 2014, the Company had the following debt:

(In US$ millions), unless stated otherwise	December 31, 2015	December 31, 2014
Credit facilities:
$700 facility	—	420
$2,000 facility (NADL)	1,200	1,367
$400 facility	240	280
$420 facility	—	351
$440 facility	224	258
$450 facility	—	416
$1,450 facility	393	433
$360 facility (Asia Offshore Drilling)	273	309
$300 facility	186	210
$1,750 facility (Sevan Drilling)	1,085	1,225
$150 facility	—	150
$450 Eminence facility	344	397
$1,500 facility	1,344	1,469
$1,350 facility	1,181	1,317
$950 facility	688	—
$450 facility (2015)	215	—
Total credit facilities	7,373	8,602

Ship Finance Loans
$375 facility (SFL Hercules)	256	284
$390 facility (SFL Deepwater)	221	303
$475 facility (SFL Linus)	354	451
Total Ship Finance Loans	831	1,038

Unsecured bonds
NOK1,800 million bond	203	242
$350 bond	—	342
$1,000 bond	948	1,000
$500 bond	479	479
NOK1,500 million bond (NADL)	161	190
$ 600 bond (NADL)	413	413
SEK 1,500 bond	177	190
Total unsecured bonds	2,381	2,856

Other credit facilities with corresponding restricted cash deposits	76	124
Total debt principal	10,661	12,620

Less: current portion	(1,526)	(2,309)
Long-term portion	9,135	10,311

As discussed in Note 2, the Company has adopted ASU 2015-03, Interest - Imputation of Interest, (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs as at June 30, 2015. As a result, the consolidated balance sheet as at December 31, 2014 has been represented to reflect this change in accounting principle. Details of the debt issuance costs netted against the current and long-term debt for each of the periods presented are shown below.

	Outstanding balance as at December 31, 2015
(In $ millions)	Principal outstanding	Less: Debt Issuance Costs	Total Debt
Current portion of long-term debt	1,526	(37)	1,489
Long-term debt	9,135	(81)	9,054
Total	10,661	(118)	10,543

	Outstanding debt as at December 31, 2014
(In $ millions)	Principal outstanding	Less: Debt Issuance Costs	Total Debt
Current portion of long-term debt	2,309	(42)	2,267
Long-term debt	10,311	(103)	10,208
Total	12,620	(145)	12,475

The outstanding debt as of December 31, 2015 is repayable as follows:

(In US$ millions)	December 31, 2015
2016	1,526
2017	2,872
2018	2,432
2019	2,817
2020	1,014
2021 and thereafter	—
Total debt principal	10,661

Credit facilities

$700 million senior secured term loan
In October 2010, the Company entered into a $700 million senior secured loan facility with a syndicate of banks to partly fund the acquisition of seven jack-up drilling rigs, which were pledged as security. The net book value at December 31, 2015 of the units pledged as security is $1,074 million. The facility bore interest at LIBOR plus 2.50% per annum and was repayable over a term of five years. At maturity a balloon payment of $350 million was due in October 2015. During the year ended December 31, 2015, the facility was repaid in full. The outstanding balance as at December 31, 2015 was nil as the facility is now closed (December 31, 2014: $420 million).

$2,000 million senior secured credit facility
In April 2011, NADL our majority owned subsidiary, entered into a $2,000 million senior secured credit facility with a syndicate of banks to partly fund the acquisition of six drilling units from Seadrill, which have been pledged as security. The net book value at December 31, 2015 of the units pledged as security is $2,179 million. The facility has a six year term and bears interest at LIBOR plus 2.00% per annum. As of December 31, 2015, the outstanding balance was $1,200 million, as compared to $1,367 million in 2014. At maturity a balloon payment of $950 million is due. As of December 31, 2015, $50 million was undrawn under this facility, which bears a commitment fee of 40% of the margin. NADL is currently restricted from using this undrawn capacity, however, due to restrictive covenants contained within the Company’s loan agreements. The facility contains a loan-to-value clause, which could require NADL, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 135% of the outstanding loan.

$400 million senior secured credit facility
In December 2011, the Company entered into a $400 million senior secured credit facility with a syndicate of banks. The jack-up rigs West Cressida, West Callisto, West Leda and West Triton have been pledged as security. The net book value at December 31, 2015 of the units pledged as security is $669 million. The facility has a five year term and bears interest of LIBOR plus 2.50% per annum. As of December 31, 2015, the outstanding balance was $240 million, as compared to $280 million in 2014. At maturity a balloon payment of $200 million is due. During the year we repaid $200 million of the revolving credit tranche, and then drew down $200 million of the revolving credit tranche by year end. We do not have any undrawn capacity on this facility as at December 31, 2015. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 150% of the outstanding loan.

$420 million senior secured credit facility
In December 2012, SFL West Polaris Limited, formerly a consolidated VIE, entered into a $420 million term loan facility with a syndicate of banks to refinance the existing $700 million secured term loan facility. The new facility had a term of five years and bore interest of LIBOR plus a margin of 3.00%. On February 28, 2014 the margin on the facility was reduced from 3.00% to 2.25%. On December 31, 2014, the Company purchased SFL West Polaris Limited from Ship Finance. Please refer to note 35 for more information.
In June 2015, the Company completed the sale of the entities that own and operate the West Polaris to Seadrill Partners. One of the entities sold was the sole borrower under this facility. See Note 11 to the consolidated financial statements, included herein, for further details. As at December 31, 2015, the outstanding balance under the facility relating to Seadrill was nil (December 31, 2014: $351 million). Seadrill Limited continues to act as a guarantor under the facility. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 125% of the outstanding loan.

$440 million secured credit facility
In December 2012, the Company entered into a $440 million secured credit facility with a syndicate of banks to fund the delivery of two tender rigs and two jack-up drilling rigs. As of December 31, 2015 we have drawn $320 million on the facility and the T-15, T-16, and West Telesto have been pledged as security, while the tranche for the West Oberon was cancelled due to other funding opportunities for this rig. The tender rigs T-15 and T-16 were sold to Seadrill Partners during 2013, and subsequently the Company entered into a back to back rig financing agreements with Seadrill Partners for the corresponding portions of the secured credit facility for $101 million and $98 million respectively. Under the terms of the secured credit facility agreements for the T-15 and T-16, certain subsidiaries of the Company and Seadrill Partners are jointly and severally liable for their own debt and obligations under the relevant facility and the debt and obligations of other borrowers who are also party to such agreements. These obligations are continuing and extend to amounts payable by any borrower under the relevant agreement. See Note 31 for further details on related party transactions. The total net book values as at December 31, 2015 of all the units pledged as security was $453.5 million. The total net book value of the T-15 and T-16, which the Company no longer owns, was $252 million as at December 31, 2015. The facility bears interest at LIBOR plus 3.25% per annum and is repayable over a term of 5 years. The outstanding balance as at December 31, 2015 was $224 million, as compared with $258 million in 2014. At maturity a balloon payment of $173 million is due. We do not have any undrawn capacity on this facility as of December 31, 2015. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 135% of the outstanding loan.

$450 million senior secured credit facility
In December 2012, we entered into a $450 million senior secured credit facility with a syndicate of banks, and was drawn down on January 3, 2013. The West Eclipse semi-submersible rig was pledged as security, which has a net book value of $635 million as at December 31, 2015. The facility was scheduled to mature within one year and bore interest of LIBOR plus 3.00%. On December 20, 2013, we amended this facility for an additional one year, with an amended interest rate of LIBOR plus 2.00%. On December 19, 2014, we amended this facility with a new maturity date of February 3, 2015 on the same terms. In January 2015, this facility has been repaid in full and replaced with the new $950 million facility (which is detailed below). Therefore as of December 31, 2015, the outstanding balance was nil as compared to $416 million as at December 31, 2014. We do not have any undrawn capacity on this facility as of December 31, 2015.

$1,450 million senior secured credit facility
In March 2013, we entered into a $1,450 million senior secured credit facility with a syndicate of banks and export credit agencies. The West Auriga, West Vela, and West Tellus were pledged as security. The facility has a final maturity in 2025, with the exception of a commercial tranche of $203 million due for renewal in 2018, and bears an interest of LIBOR plus a margin in the range of 1.20% to 3.00%.
In March 2014, we completed the sale of the entities that own and operate the West Auriga to Seadrill Partners of which one of the entities sold, was a borrower and a guarantor under this facility, and accordingly we have derecognized the portion of this facility relating to the West Auriga. Seadrill Partners subsequently repaid the tranches relating to the West Auriga in full. In November 2014, we completed the sale of the entities that own and operate the West Vela to Seadrill Partners, of which one of the entities sold was a borrower and a guarantor under this facility, and accordingly we have derecognized the portion of this facility relating to the West Vela. See note 11 for further details of these disposals to Seadrill Partners.
Under the terms of the $1,450 million secured credit facility agreement, certain subsidiaries of Seadrill and Seadrill Partners are jointly and severally liable for their own debt and obligations under the facility and the debt and obligations of other borrowers who are also party to such agreement.  These obligations are continuing and extend to amounts payable by any borrower under the facility. The total amount owed by all parties under this facility as of December 31, 2015 is $776 million (compared to $856 million as at December 31, 2014) of which $393 million ($433 million as at December 31, 2014) relates to Seadrill and the West Tellus. Seadrill has not recognized any amounts that are related to amounts owed under the facility by other borrowers. Seadrill has provided an indemnity to Seadrill Partners for any payments or obligations related to this facility that are not related to the West Auriga or West Vela.
If a balloon payment of $86 million relating to the commercial tranches of the West Vela and West Tellus do not get refinanced to the satisfaction of the remaining lenders after five years, the remaining tranches also become due after five years.
As at December 31, 2015 the net book value of the West Tellus was $622 million. We do not have any undrawn capacity on this facility as of December 31, 2015. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 125% of the outstanding loan.

$360 million senior secured credit facility
In April 2013, our majority owned subsidiary AOD entered into a $360 million senior secured credit facility with a syndicate of banks. The facility is available in three equal tranches of $120 million, with each tranche relating to AOD 1, AOD 2 and AOD 3, which have been pledged as security. The loan has a five year maturity from the initial borrowing date, and bears interest of LIBOR plus 2.75%. As at December 31, 2015 the rigs have a net book value of $225 million, $216 million and $223 million respectively. We do not have any undrawn capacity on this facility as of December 31, 2015. As at December 31, 2015 the outstanding balance was $273 million as compared to $309 million as at December 31, 2014. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 120% of the outstanding loan.

$300 million senior secured credit facility
In July 2013, we entered into a $300 million senior secured credit facility with a syndicate of banks and export credit agencies. The West Tucana and West Castor were pledged as security. The facility bears interest of LIBOR plus a margin of 3.00%, and matures in 2023, however the facility may be come payable in full in 2018 if the commercial guarantee which expires after 5 years is not renewed. As at December 31, 2015 the net book values of the West Tucana and West Castor were $196 million and $204 million respectively. We do not have any undrawn capacity on this facility as of December 31, 2015. As at December 31, 2015 the outstanding balance was $186 million as compared to $210 million as at December 31, 2014. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 135% of the outstanding loan.

$150 million senior secured credit facility
In October 2013, we entered into a $150 million secured credit facility with a bank. The West Oberon and the West Prospero were pledged as security, bears interest of LIBOR plus a margin of 0.75%, with a maturity date in June 2014. The loan was subsequently amended with a new maturity date of March 31, 2015 and revised margin of 1.0%. On March 26, 2015, this facility was repaid in full as part of the SeaMex transaction. Please refer to Note 11 to the consolidated financial statements, included herein. Therefore as at December 31, 2015 and outstanding balance was nil, compared to $150 million as at December 31, 2014.

$450 million senior secured credit facility (2013)
In December 2013, we entered into a $450 million senior secured facility with a syndicate of banks. The West Eminence has been pledged as security, and bears interest of LIBOR plus a margin of 1.75% and matures in June 2016. As at December 31, 2015 the net book value of the West Eminence was $563 million. As at December 31, 2015, the outstanding balance was $344 million as compared to $397 million as at December 31, 2014. We do not have any undrawn capacity on this facility as of December 31, 2015. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 130% of the outstanding loan.

$1,350 million senior secured credit facility
In August 2014, the Company entered into a $1,350 million senior secured credit facility with a syndicate of banks. The facility consists of a term loan facility for $675 million and a revolving credit facility in an amount up to $675 million. The West Pegasus, West Gemini and West Orion were pledged as security. The total net book value at December 31, 2015 of the units pledged as security is $1,767 million. The facility bears interest at LIBOR plus a margin of 2% per annum, and is repayable in quarterly installments over a term of five years. The revolver is fully repayable at the final maturity date. The revolver facility was fully drawn and we do not have any undrawn capacity as of December 31, 2015. As at December 31, 2015, the outstanding balance was $1,181 million as compared to $1,317 million as at December 31, 2014. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 120% of the outstanding loan.

$1,500 million senior secured credit facility (2014)
In July 2014, the Company entered into a $1,500 million senior secured credit facility with a syndicate of banks to finance the three newbuilds, the West Saturn, West Neptune and West Jupiter which are pledged as security. The net book value at December 31, 2015 of the units pledged as security is $1,899 million. The facility bears interest at LIBOR plus a margin of between 1.4% and 2.5% per annum, and is repayable over a term of 12 years. The loan includes a Commercial Interest Reference Rate (CIRR) tranche with Eksportkreditt Norge ASA, the Norwegian export credit agency, that bears fixed interest at 2.38% per annum. If the commercial tranche of $300 million, which has a balloon payment of $175 million, does not get refinanced to the satisfaction of the remaining lenders after five years, the remaining tranches also become due after five years. We do not have any undrawn capacity on this facility as of December 31, 2015. As at December 31, 2015, the outstanding balance was $1,344 million as compared to $1,469 million as at December 31, 2014. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below an average of 122% of the outstanding loan.

$1,750 million secured credit facility
In September 2013 subsidiaries of Sevan Drilling entered into a $1,750 million bank facility with a syndicate of banks and export credit agencies. The facility consists of two tranches in the amounts of $1,400 million and $350 million. On October 23, 2013 the first tranche of $1,400 million was drawn and was used to repay the existing credit facilities related to Sevan Driller and Sevan Brasil and to settle the remaining installment and other amounts for the delivery of Sevan Louisiana. The Sevan Driller, Sevan Brasil and Sevan Louisiana have been pledged as security. In December 2014 the $350 million tranche relating to the Sevan Developer was cancelled at our request as a consequence of the deferral agreement made with Cosco, and the borrowing entity relating to the Sevan Developer was released from its obligations under this facility. The facility has a maturity in September 2018 and bears interest of LIBOR plus a margin of 2.90%. As at December 31, 2015 the net book values of the Sevan Driller, Sevan Brasil and Sevan Louisiana were $575 million, $584 million and $704 million respectively. We do not have any undrawn capacity on this facility as of December 31, 2015. As at December 31, 2015, the outstanding balance was $1,085 million as compared to $1,225 million as at December 31, 2014. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 110% of the outstanding loan.

$950 million senior secured credit facility
In January 2015 the Company entered into a $950 million senior secured credit facility with a syndicate of banks and export credit agencies to fund the delivery of the West Carina and to refinance the Company’s indebtedness related to the West Eclipse. The facility comprises of a $60 million term loan, a $250 million revolving facility and a $190 million ECA facility for the West Carina; and a $225 million term loan and a $225 million revolving facility for the West Eclipse. The term loans and revolving credit facilities bear interest at LIBOR plus 2.00% and the ECA facility has a CIRR fixed interest rate of 2.12%. The Company has entered in to a floating swap agreement to counter this fixed payment, meaning the Company pays floating on this tranche. The West Carina term loan and revolving credit facility have a 5 year maturity and a 12 year profile, with a balloon payment of $187 million in year 5. The West Carina ECA facility has a 12 year maturity and a 12 year profile. The West Eclipse term loan has a 5 year maturity and a 5 year profile. The West Eclipse revolving credit facility has a maturity of 5 years and is non-amortizing, with a balloon payment of $225 million in year 5. If the commercial facilities are not refinanced satisfactorily after 5 years then the ECA facility also becomes due. During the year ended December 31, 2015 we repaid $207 million of the revolving credit facility. The total outstanding balance as at December 31, 2015 was $688 million (December 31, 2014: nil). As of December 31, 2015, $197 million was undrawn under this facility, which bears a commitment fee of 40% of the margin. The Company is currently restricted from using this undrawn capacity, however, due to restrictive covenants contained within the Company’s loan agreements. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 120% of the outstanding loan.

$450 million senior secured credit facility (2015)
In August 2015 the Company entered into a $450 million senior secured credit facility with a syndicate of banks and repaid the remaining balance of $21 million on the $700 million senior secured credit facility. The West Freedom, West Mischief, West Vigilant, West Resolute, West Prospero, and the West Ariel were pledged as security. The net book value of the rigs pledged as security as at December 31, 2015 is $888 million. The loan bears interest at a rate of LIBOR plus 2.5%. The loan has a 5 year maturity and an 8.5 years profile with a balloon payment at the end of year 5. The total outstanding balance as at December 31, 2015 was $215 million (December 31, 2014: nil). As of December 31, 2015, $215 million was undrawn under this facility, which bears a commitment fee of 40% of the margin. The Company is currently restricted from using this undrawn capacity, however, due to restrictive covenants within the Company’s loan agreements. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 150% of the outstanding loan.

Ship Finance International Limited (“Ship Finance”) Loans
The following loans relate to the Ship Finance International entities that we consolidate in our financial statements as Variable Interest Entities (VIEs). Refer to Note 35 for more information.

SFL Hercules Ltd
In May 2013, SFL Hercules Ltd entered into a $375 million facility, with a syndicate of banks and financial institutions. The facility is secured by the West Hercules, which has a net book value of $571 million as of December 31, 2015. The new facility has a term of six years and bears interest of LIBOR plus a margin of 2.75%. As at December 31, 2015, the outstanding balance under the facility was $256 million, compared to $284 million as at December 31, 2014. SFL Hercules Ltd has no undrawn capacity on this facility at December 31, 2015.

SFL Deepwater Ltd
In October 2013, SFL Deepwater Ltd entered into a $390 million facility with a syndicate of banks and financial institutions. The facility is secured by the West Taurus, which has a net book value of $434 million as at December 31, 2015. The new facility has a term of five years and bears interest of LIBOR plus a margin of 2.50%. As at December 31, 2015, the outstanding balance under the facility was $221 million compared to $303 million as at December 31, 2014. SFL Deepwater Ltd has no undrawn capacity on this facility as at December 31, 2015.

SFL Linus Ltd
On October 17, 2013, SFL Linus Ltd entered into a $475 million secured term loan and revolving credit facility with a syndicate of banks to fund the acquisition of West Linus, which has been pledged as security and has a net book value of $559 million as at December 31, 2015. The facility was fully drawn on February 18, 2014, on the date of delivery of West Linus. The facility bears interest of LIBOR plus 2.75% and matures in June 2019. As at December 31, 2015, the outstanding balance under the facility was $354 million, compared to $451 million as at December 31, 2014. SFL Linus has no undrawn capacity on this facility at December 31, 2015.

Unsecured Bonds
$350 million fixed interest rate bond
In October 2010, the Company raised $350 million through the issue of a five year bond which matures in October 2015. The bond had a fixed interest rate of 6.50% per annum, which was payable semi-annually in arrears. In May 2012, we repurchased $8 million of the bonds. As at December 31, 2014, the outstanding balance was $342 million.  In October 2015, the $350 million bond was settled on maturity.

$650 million 3.375% Convertible Bonds and conversion
In October 2010, the Company issued at par $650 million of convertible bonds. Interest on the bonds was fixed at 3.375%, payable semi-annually in arrears. The bonds were convertible into the Company’s common shares at any time up to 10 banking days prior to October 27, 2017. The conversion price at the time of issuance was $38.92 per share, representing a 30% premium to the share price at the time. For accounting purposes $121 million was, at the time of issuance of the bonds, allocated to the bond equity component and $529 million to the bond liability component, due to the cash settlement option stipulated in the bond agreement. The bonds were due to mature in October 2017. The bond equity component was amortized over the maturity term, and recognized within interest expense in the consolidated statement of operations.
In July 2014, the Company launched a voluntary incentive payment offer to convert any and all of the $650 million principal amount of 3.375% convertible bonds. Holders of $649 million of principal amount of convertible bonds accepted the voluntary incentive offer and the Company then elected to exercise the “90% clean-up call” provision on the remaining $1 million outstanding.
Holders converted at the contractual conversion price of $27.69 per share and received an incentive payment of $12,102.95 per $100,000 principal amount of bond held. As a result of the transaction, the number of common shares outstanding in the Company increased by 23.8 million shares, with an increase to equity of $893 million.
As a result of the conversion the Company recorded a charge of $79 million related to the incentive paid for the induced conversion and a loss on debt extinguishment of $16 million. These amounts were recognized within net loss on debt extinguishment in the Company’s consolidated statement of operations. $278 million of the total consideration transferred on conversion was allocated to the reacquisition of the embedded conversion option and recognized as a reduction of stockholders’ equity. The total cash outflow due to the incentive payments and accrued interest was $69 million.

$1,000 million fixed interest bond
In September 2012, the Company raised $1,000 million through the issue of a 5 year bond which matures in September 2017. Interest on the bonds bears a fixed interest rate of 5.625% per annum, payable semi-annually in arrears. The interest rate increased to 6.125% in March 2014 as the Company remained unrated.
During the year ended December 31, 2015, the Company repurchased $52 million (par value) of the $1,000 million senior unsecured bond, recognizing a gain on debt extinguishment of $8 million in the Company’s consolidated statement of operations.

NOK 1,800 million floating interest rate bonds
In March 2013 the Company issued a NOK1,800 million senior unsecured bond with maturity in March 2018. The bond bears interest of NIBOR plus a margin of 3.75% per annum, payable quarterly in arrears. The bond was subsequently swapped to US$ with a fixed rate of 4.94% per annum until maturity using a cross currency interest rate swap.

$500 million senior unsecured bond
On September 20, 2013, the Company issued a $500 million senior unsecured bond issue. The bond matures in September 2020 and bears interest of 6.125% per annum, payable semi-annually in arrears. The interest rate increased to 6.625% in March 2014 as the Company remained unrated.
In December 2014 the Company repurchased $21 million (of par value) of the $500 million senior unsecured bond, recognizing a gain on debt extinguishment of $3 million.

NOK1,500 million floating interest rate bonds
In October 2013, NADL, our majority owned subsidiary, issued a NOK1,500 million senior unsecured bond issue with maturity in October 2018, and an interest rate of NIBOR plus a margin of 4.40% per annum. The bond was subsequently swapped to US$ with a fixed rate of 6.18% per annum until maturity using a cross currency interest rate swap.
In December 2014, the Company purchased NOK82 million (of par value) of the NOK1,500 million senior unsecured bond issued by NADL, recognizing a gain on debt extinguishment of $4 million.

$600 million senior unsecured bond
In January 2014, NADL, our majority owned subsidiary, issued a $600 million senior unsecured bond issue. The bond matures in January 2019 and bears interest of 6.25% per annum. In conjunction with the issue and subsequently in the open market we bought 27.5% of the bond, which amounted to $165 million. During June 2014, we sold a portion of the bond owned by the Company for $25 million. In December 2014 the Company purchased $47 million (of par value) of the $600 million senior unsecured bond issued by NADL, recognizing a gain on debt extinguishment of $16 million. As of December 31, 2015 we held 31.1% of the bond, which amounted to $187 million.

SEK1,500 million senior unsecured bond
In March 2014, we issued a SEK1,500 million senior unsecured bond. The bond matures in March 2019 and bears interest of STIBOR plus 3.25%. The bond was subsequently swapped to US$ with a fixed rate of 5.2% per annum until maturity using a cross currency interest rate swap.

Unsecured bond repurchases
During the year ended December 31, 2015, the Company recognized a total gains on debt extinguishment due to the repurchases of bonds of $8 million (2014: total gains on bond repurchases of $23 million), which are presented within “Net loss on debt extinguishment” in the Company’s consolidated statement of operations.

Commercial Interest Reference Rate (CIRR) Credit Facilities
In April 2008, the Company entered into a CIRR term loan for NOK850 million with Eksportfinans ASA, the Norwegian export credit agency. The loan bears fixed interest at 4.56% per annum and is repayable over a term of eight years. The outstanding balance at December 31, 2015 was $11 million (NOK100 million) compared to $27 million at December 31, 2014.
In June 2008, the Company entered into a CIRR term loan for NOK904 million with Eksportfinans ASA. The loan bears fixed interest at 4.15% per annum and is repayable over a term of eight years. The outstanding balance at December 31, 2015 was $12 million (NOK106 million) compared to $29 million at December 31, 2014.
In July 2008, the Company entered into a CIRR term loan for NOK1,011 million with Eksportfinans ASA. The loan bears fixed interest at 4.15% per annum and is repayable over a term of 12 years. The outstanding balance at December 31, 2015 was $53 million (NOK421 million) compared to $68 million at December 31, 2014.
In connection with the above three CIRR fixed interest term loans totaling $76 million (NOK627 million), fixed interest cash deposits equal to the total outstanding loan balances have been established with commercial banks. The collateral cash deposits are reduced in parallel with repayments of the CIRR loans and receive fixed interest at the same rates as those paid on the CIRR loans. The collateral cash deposits are classified as “restricted cash” in the consolidated balance sheet, and the effect of these arrangements is that the CIRR loans have no effect on net interest bearing debt.

Covenants contained in our debt facilities
Our debt agreements generally contain financial covenants as well as security provided to lenders in the form of pledged assets.

Bank Loans
In addition to security provided to lenders in the form of pledged assets, our bank loan agreements generally contain financial covenants, including:

•	Aggregated minimum liquidity requirement for the group: to maintain cash and cash equivalents of at least $150 million within the group.

•	Interest coverage ratio: to maintain an EBITDA to interest expense ratio of at least 2.5:1.

•
Current ratio: to maintain current assets to current liabilities ratio of at least 1:1. Current assets are defined as book value less minimum liquidity, but including up to 20.0% of shares in listed companies owned 20.0% or more. Current liabilities are defined as book value less the current portion of long term debt.

•	Equity ratio: to maintain total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book and market values of drilling units.

•
Leverage ratio: to maintain a ratio of net debt to EBITDA no greater than 4.5:1. This was amended in May 2015, which has been discussed further below. Net debt is calculated as all interest bearing debt less cash and cash equivalents excluding minimum liquidity requirements.

•
Debt service coverage ratio: The $1,450 million senior secured credit facility for the combined borrowers, and the $1,500 million senior secured credit facility for the individual borrowers, contain a requirement to maintain a ratio of EBITDA of the respective borrower to debt services (being all finance charges and principal) of not less than 1.15:1.

May 2015 Amendments to Senior Secured Credit Facilities
In May 2015, the Company executed an amendment to the covenants contained in all of its senior secured credit facilities. Under the amended terms, the permitted leverage ratio has been amended to the following:

•	6.0:1, from and including the financial quarter starting on July 1, 2015 and including the financial quarter ending on September 30, 2016;

•	5.5:1, from and including the financial quarter starting on October 1, 2016 and including the financial quarter ending December 31, 2016;

•	4.5:1, from and including the financial quarter starting on January 1, 2017 until the final maturity date.

In connection with the amendment, effective from July 1, 2015, an additional margin may be payable on the senior secured credit facilities as follows:

•	.125% per annum if the leverage ratio is 4.50:1 up to and including 4.99:1;

•	.25% per annum if the leverage ratio is 5.00:1 up to and including 5.49:1;

•	.75% per annum if the leverage ratio is 5.50:1 up to and including 6.00:1

In addition, as part of the amendments to the covenants contained in the Company’s senior secured credit facilities in May 2015, the Company is restricted from making dividend distributions, and repurchasing its own shares during the amendment period until January 1 2017.

April 2016 Amendments to Senior Secured Credit Facilities
On April 28, 2016, the Company executed amendment and waiver agreements in respect of all of its senior secured credit facilities. The Company also executed maturity extension agreements in respect of three senior secured credit facilities maturing in the near term. The key terms and conditions of these agreements are as follows:

•	Extensions:

◦
$450 million Senior Secured Credit Facility: The maturity of the $450 million senior secured credit facility, relating to the Eminence rig, has been extended from June 20, 2016 to December 31, 2016. In addition, the margin has been reset to 250 basis points.

◦
$400 million Senior Secured Credit Facility: The maturity of the $400 million senior secured credit facility, relating to jack-up rigs West Cressida, West Callisto, West Leda and West Triton, has been extended from December 8, 2016 to May 31, 2017.

◦	$2 billion Senior Secured Credit Facility: The maturity of the $2 billion senior secured credit facility of our majority-owned subsidiary NADL has been extended from April 15, 2017 to June 30, 2017.

•	Key amendments and waivers:

◦
Equity ratio: The Company is required to maintain a total equity to total assets ratio of at least 30.0%. Prior to the amendment, both total equity and total assets were adjusted for the difference between book and market values of drilling units, as determined by independent broker valuations. The amendment removes the need for the market value adjustment from the calculation of the equity ratio until June 30, 2017.

•
Leverage ratio: The Company is required to maintain a ratio of net debt to EBITDA. Prior to the amendment the leverage ratio had to be no greater than 6.0:1, falling to 5.5:1 from October 1, 2016, and falling again to 4.5:1 from January 1, 2017. The amendment retains the ratio at 6.0:1 until December 31, 2016, and then increases to 6.5:1 between January 1, 2017 and June 30, 2017.

•
Minimum-value-clauses: The Company’s secured bank credit facilities contain loan-to-value clauses, or minimum-value-clauses (“MVC”), which could require the Company to post additional collateral or prepay a portion of the outstanding borrowings should the value of the drilling units securing borrowings under each of such agreements decrease below required levels. Subject to compliance with the terms of the amendment, this covenant has been suspended until June 30, 2017.

•	Minimum Liquidity: The Company has previously been required to maintain a minimum of $150 million of liquidity. This has been reset to $250 million until June 30, 2017.

•	Additional undertakings:

◦	Further process: The Company has agreed to consultation, information provision and certain processes in respect of further discussions with its lenders under its senior secured credit facilities.

◦	Restrictive undertakings: The Company has agreed to additional near-term restrictive undertakings applicable during this process, including (without limitation) limitations in respect of:

▪	dividends, share capital repurchases and total return swaps;

▪	investments in, extensions of credit to or the provision of financial support for non-wholly owned subsidiaries;

▪	investments in, extensions of credit to or the provision of financial support for joint ventures or associated entities;

▪	acquisitions;

▪	dispositions;

▪	prepayment, repayment or repurchase of any debt obligations;

▪	granting security; and

▪	payments in respect of newbuild drilling units,
in each case, subject to limited exceptions.

•	Other changes and provisions:

◦	Undrawn availability: The Company has agreed to refrain from borrowing any undrawn commitments under its senior secured credit facilities.

◦	Fees: The Company has agreed to pay certain fees to its lenders in consideration of these extensions and amendments.

These extensions and amendments are designed to provide the Company and the banking group with a period of stability and certainty while a more comprehensive financing package is agreed. The Company intends to further communicate these financing plans this year.

For the purposes of the above tests, EBITDA is defined as the earnings before interest, taxes, depreciation and amortization on a consolidated basis and (ii) the cash distributions from investments, each for the previous period of twelve months as such term is defined in accordance with accounting principles consistently applied. However, in the event that Seadrill or a member of the group acquires rigs or rig owning entities with historical EBITDA available for the rigs’ previous ownership, such EBITDA shall be included for covenant purposes in the relevant loan agreement, and if necessary, be annualized to represent a twelve (12) month historical EBITDA. In the event that Seadrill or a member of the group acquires rigs or rig owning companies without historical EBITDA available, Seadrill is entitled to base a twelve month historical EBITDA calculation on future projected EBITDA only subject to any such new rig having (i) a firm charter contract in place at the time of delivery of the rig, with a minimum duration of twelve months, and (ii) a firm charter contract in place at the time of such EBITDA calculation, provided Seadrill provides the agent bank with a detailed calculation of future projected EBITDA. Further, EBITDA shall include any realized gains and/or losses in respect of the disposal of rigs or the disposal of shares in rig owning companies.

Cash distributions from investments are defined as cash received by Seadrill, by way of dividends, in respect of its ownership interests in companies which Seadrill does not control but over which it exerts significant influence.

In addition to financial covenants, our credit facility agreements generally contain covenants which are customary in secured financing in this industry, including operational covenants in relation to the relevant rigs, information undertakings and covenants in relation to corporate existence and conduct of our business. We are in compliance with related covenants as of December 31, 2015.

The credit facility agreements also identify various events that may trigger mandatory reduction, prepayment, and cancellation of the facility including, among others, the following:

•	total loss or sale of a drilling unit securing a credit facility;

•	cancellation or termination of any existing charter contract or satisfactory drilling contract; and

•	a change of control.

The credit facility agreements contain customary events of default, such as failure to repay principal and interest, and other events of defaults, such as:

•	failure to comply with the financial or insurance covenants;

•	cross-default to other indebtedness held by both Seadrill Partners and its subsidiaries and by the Company;

•	failure by the Company to remain listed on a stock exchange;

•	the occurrence of a material adverse change;

•
revocation, termination, or modification of any authorization, license, consent, permission, or approval as necessary to conduct operations as contemplated by the applicable Rig Financing Agreement; and

•
the destruction, abandonment, seizure, appropriation or forfeiture of property of the guarantors or the Company and its subsidiaries, or the limitation by seizure, expropriation, nationalization, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority, of the authority or ability of the Company or any subsidiary thereof to conduct its business, which has or reasonably may be expected to have a material adverse effect.

Our secured credit facilities are secured by:

•	guarantees from rig owning subsidiaries (guarantors),

•	a first priority share pledge over all the shares issued by each of the guarantors,

•
a first priority perfected mortgage in all collateral rigs and any deed of covenant thereto, subject to contractual agreed “quiet enjoyment” undertakings with the end-user of the collateral rigs to be entered into if this is required by the relevant end-user pursuant to the relevant contract,

•	a first priority security interest over each of the rig owners’ with respect to all earnings and proceeds of insurance, and

•	a first priority security interest in the earnings accounts.

Our loan and other debt agreements also contain, as applicable, loan-to-value clauses, which could require the Company, at its option, to post additional collateral or prepay a portion of the outstanding borrowings should the value of the drilling units securing borrowings under each of such agreements decrease below required levels. In addition, the loan and other debt agreements include certain financial covenants including the requirement to maintain a certain level of free cash and failure to comply with any of the covenants in the loan agreements could result in a default under those agreements and under other agreements containing cross-default provisions. We were in compliance with all financial loan covenants as of December 31, 2015.

In addition to financial covenants, our credit facility agreements contain covenants which are customary in secured financing in this industry, including operational covenants in relation to the relevant rigs, information undertakings and covenants in relation to corporate existence and conduct of our business.

Bonds
For the Company’s outstanding Norwegian and Swedish bonds, the main financial covenant is to maintain a total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book value and market values of drilling units.
For the Company’s outstanding $1,000 million, $500 million, and $600 million bonds, we are subject to certain financial and restrictive covenants contained in our indentures which restrict, among other things, our ability to pay dividends, incur indebtedness, incur liens, and make certain investments. In addition, these indentures contain other customary terms, including certain events of default, upon the occurrence of which, the bonds may be declared immediately due and payable.

In addition to the above, our bond indentures generally also contain restrictions which are customary for unsecured financings in this industry for similar unrated bonds, including limitations on indebtedness, payments, transactions with affiliates and restrictions on consolidation, merger and sale of assets.

We are in compliance with related covenants as of December 31, 2015.

Covenants contained within our consolidated Ship Finance Variable Interest Entities
The Company consolidates certain Ship Finance entities into the financial statements as variable interest entities. While we are not, directly or indirectly, obligated to repay the borrowings under this facility, a breach of one or more of the covenants contained in this credit facility may have a material adverse effect on us. Seadrill Limited is the Charter Guarantor under these facilities. The main financial covenants contained in the variable interest entities are as follows:

•	Ship Finance must maintain cash and cash equivalents of at least $25 million.

•	Ship Finance must maintain positive working capital.

•	Ship Finance must have a ratio of total liabilities to total assets of at least 0.8 to 1.0 at the end of each quarter.

•	The Company’s covenants under the bank loans listed above also apply.

The Ship Finance subsidiaries owning West Taurus, West Hercules and West Linus are consolidated into our financial statements as a variable interest entity (“VIEs”).  To the extent that these VIEs defaults under its indebtedness and is marked current in its financial statements, we would in turn, mark such indebtedness current in our consolidated financial statements.  The characterization of the indebtedness in our financial statements as current may adversely impact our compliance with the covenants contained in our existing and future debt agreements. In the event of a default by us under one of our debt agreements, the lenders under our existing debt agreements could determine that we are in default under our other financing agreements. This could result in the acceleration of the maturity of such debt under these agreements and the lenders thereunder may foreclose upon any collateral securing that debt, including our drilling rigs, even if we were to subsequently cure such default. We and Ship Finance are in compliance with related covenants as of December 31, 2015.

Covenants contained in North Atlantic Drilling Limited (“NADL”)
In February 2015, NADL received approval from its Norwegian Bondholders to amend the Bond Agreement for its NOK1.5 billion Norwegian Bond maturing in 2018. Under the terms of the agreement, Seadrill will provide a guarantee for the Bond Issue in exchange for amendments to the covenant package, principally replacing the current financial covenants with the financial covenants within Seadrill’s NOK bonds. Additionally, NADL received approval to amend its US$2 billion credit facility and US$475 million term loan and revolving credit facility. Under the terms of the agreements, Seadrill will provide a guarantee for the credit facility in exchange for amendments to the covenant package, principally replacing the existing financial covenants with financial covenants within Seadrill’s secured credit facilities. This amendment to the covenants is effective from December 31, 2014. As such there are no longer separate financial covenants contained within NADL’s credit facilities or bond agreements.

Seadrill Partners covenants
As detailed above certain subsidiaries of Seadrill Partners are borrowers and guarantors to the $440 million secured credit facility, the $1,450 million senior secured credit facility, and the $420 million senior secured credit facility. If Seadrill Partners were to default under one of its other financing agreements, it could cause an event of default under these credit facilities. Seadrill Partners’ failure to comply with covenants and other provisions in its existing or future financing agreements could result in cross-defaults under the Company’s existing financing agreements.

Seadrill Partners are in compliance with all applicable covenants as of December 31, 2015.